UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2015

CHANTICLEER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-29507	20-2932652
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

7621 Little Avenue, Suite 414 Charlotte, North Carolina	28226
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 366-5122

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 1, 2015, Chanticleer Holdings, Inc. (the “Company”), through BT Burger Acquisition, LLC, a limited liability company organized under the laws of North Carolina (“Acquisition Sub”) and wholly owned by American Roadside Burger, Inc., a wholly owned subsidiary of the Company, consummated and closed an Asset Purchase Agreement (the “Asset Purchase Agreement”) with BT’s Burgerjoint Management, LLC, a limited liability company organized under the laws of North Carolina (“BT’s”).

Pursuant to the terms of the Asset Purchase Agreement, Acquisition Sub acquired substantially all of the assets of BT’s, including the ownership interests of four operating restaurant subsidiaries engaged in the fast casual hamburger restaurant business under the name “BT’s Burger Joint.” In consideration of the purchased assets, the Company paid a purchase price consisting of one million four hundred thousand dollars in cash and four hundred twenty four thousand eighty eight shares of the Company’s common stock, $0.0001 par value per share.

The summary of the Asset Purchase Agreement described above is qualified in its entirety by reference to the Asset Purchase Agreement, and Amendment No. 1 to Asset Purchase Agreement dated May 29, 2015, which are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 2.01 of this report is incorporated by reference into this Item 3.02. The sale of the common stock were made in reliance on the exemption from registration afforded under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D under the Securities Act.

Item 8.01 Other Events.

On July 6, 2015, the Company issued a press release announcing the consummation of the Asset Purchase Agreement. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1

Asset Purchase Agreement by and between Chanticleer Holdings, Inc., BT’s Burgerjoint Management, LLC and BT Burger Acquisition, LLC dated March 31, 2015 (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K as filed March 31, 2015)

10.2

Amendment No. 1 to Asset Purchase Agreement by and between Chanticleer Holdings, Inc., BT’s Burgerjoint Management, LLC and BT Burger Acquisition, LLC dated May 29, 2015 (incorporated by reference to Exhibit 10.7 to Amendment No. 1 to Form S-3, Registration No. 333- 203679, as filed June 3, 2015)

99.1	Press Release of Chanticleer Holdings, Inc. dated July 6, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHANTICLEER HOLDINGS, INC.

	By:	/s/ Michael D. Pruitt
Dated: July 6, 2015		Michael D. Pruitt
Chief Executive Officer